UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

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WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On February 18, 2015, the board of directors of Westmoreland Resources GP, LLC, a Delaware limited liability company ("Westmoreland GP"), and general partner of Westmoreland Resource Partners, LP ("Westmoreland LP"), appointed Michael J. Meyer as principal accounting officer of Westmoreland LP. Mr. Meyer replaced Denise Maksimoski, who now serves as senior director of accounting.

Mr. Meyer, 38, has served as Controller of Westmoreland GP since October 2012. Prior to joining Westmoreland GP, he was an Internal Audit Manager with L Brand, a specialty retailer, from May 2010 through October 2012. Mr. Meyer has over 11-years of public accounting experience and has focused on global consumer industrial clients. Prior to May 2010 Mr. Meyer was an Audit Senior Manager with KPMG LLP. He earned a B.B.A. with a double major in accounting and finance from the Carl H. Lindner College of Business at the University of Cincinnati in June of 1999 and became a certified public accountant in March 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND RESOURCE PARTNERS, LP

Date: February 24, 2015	By:	/s/ Samuel N. Hagreen
Samuel N. Hagreen Secretary

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